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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): August 5, 2003

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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Items 1 through 6 and 8 through 11 are not included because they are inapplicable.

Item 7.  Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         99.1     Press release about second quarter 2003 financial results--Part 1.

         99.2     Press release about second quarter 2003 financial results--Part 2.

Item 12.  Results of Operations and Financial Condition.

         On August 5, 2003, Edison International issued press releases reporting its financial results for the second quarter of 2003.  Copies of the press releases are attached as Exhibits 99.1 and 99.2.  The information furnished in this Item 12, Exhibit 99.1, and Exhibit 99.2 shall not be deemed to be "filed" for purposes of the
Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the
Securities Act of 1933.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 EDISON INTERNATIONAL
                                                     (Registrant)

                                                               /s/ KENNETH S. STEWART
                                                 ------------------------------------------------------
                                                                 KENNETH S. STEWART
                                                  Assistant General Counsel and Assistant Secretary

AUGUST 5, 2003